Climate change	12 Months Ended
Jun. 30, 2026
Disclosure Of Climate Change [Abstract]
Climate change
16.
Climate change

The Group’s current climate change strategy focuses on developing a portfolio of commodities to support the major global shifts shaping our world, reducing operational greenhouse gas (GHG) emissions (Scopes 1 and 2 from our operated assets), supporting value chain (Scope 3) GHG emissions reductions, and managing climate-related risks and opportunities.

Areas of these Financial Statements that may be impacted in connection with this strategy throughout the value creation and delivery cycle of the Group’s operations, include:

Phase	Area of potential Financial Statement impact
Exploration and acquisition	• Portfolio decisions
Development and mining/process and logistics
•
Climate-related transition risks and opportunities and asset carrying values
•
Climate-related physical risks and asset carrying values
•
Acquisition and use of carbon credits
•
Useful economic lives of property, plant and equipment
•
Expenditure on operational decarbonisation

Sales, marketing and procurement	• Expenditure to support value chain decarbonisation
Closure and rehabilitation	• Timing, scope and expected cost of closure and rehabilitation activities

The significant judgements and key estimates used in the preparation of these Financial Statements reflect the Group’s current planning range (which implies a projected global average temperature increase of approximately 2.2 - 2.5°C by CY2100), as described below. At the date of issue of these Financial Statements, indicators show the appropriate measures are not in place globally to drive decarbonisation at the pace or scale required to achieve the aim of the Paris Agreement to limit the global average temperature increase to 1.5°C above pre-industrial levels by CY2100.

The Group continues to monitor global decarbonisation signposts and considers these in updates to its planning range, associated price outlooks and cost of carbon assumptions. If such signposts indicate the appropriate measures are in place for achievement of a 1.5°C outcome, this would be reflected in the Group’s planning range.

Changes to the Group’s climate change strategy or global decarbonisation trends may impact the Group’s significant judgements and key estimates, and result in material changes to financial results, cash flows and the carrying values of certain assets and liabilities in future reporting periods.

Portfolio decisions

Over recent years, the Group has repositioned its portfolio towards commodities that can help enable and support the major global shifts of decarbonisation, electrification, digitalisation, urbanisation and population growth. Copper supports electrification, including energy transition infrastructure and digitalisation; iron ore and steelmaking coal are key inputs to steel production needed for construction; and the Group is developing a world-class potash asset to support food security and more sustainable land use. Within a decarbonisation context, copper represents a key growth opportunity reflecting its role in the energy transition. The Group’s strategy includes organic growth and expansion of existing copper assets, as well as greenfield projects such as Vicuña and Resolution. Refer to note 2 ‘Revenue’, which presents current and prior year revenue by commodity.

Climate-related transition risks and opportunities and asset carrying values

Significant judgements and key estimates in relation to the preparation of these Financial Statements, including asset carrying values and impairment assessments, are impacted by the Group’s current assessment of the range of economic and climate-related conditions that could exist in the world’s transition to a low-carbon economy. For example, demand for the Group’s commodities may decrease due to policy, regulatory (including carbon pricing mechanisms), legal, technological, market or societal responses to climate change, resulting in a proportion of a cash generating unit’s (CGU) reserves becoming incapable of extraction in an economically viable fashion. Alternatively, technological or market developments increasing demand for commodities in the portfolio that help enable decarbonisation may have a positive impact on prices for those commodities.

The Group’s planning range comprises a ‘most likely’ base case, used as the basis for judgements and assumptions in these Financial Statements with probabilistic upside and downside cases for commodity prices that are designed to capture uncertainty. The planning range reflects the Group's proprietary forecasts for the global economy and associated sub-sectors (i.e. energy, transport, agriculture and steel) and the resulting market outlook for core commodities.

Given the complexity and inherent uncertainty of long run forecasting, the Group periodically reviews key assumptions underpinning its planning range to reflect new information.

During FY2026, the Group updated the key assumptions underpinning its planning range to reflect evolving economic and geopolitical conditions. As a result, the planning range now implies a projected global average temperature increase of approximately 2.2 - 2.5°C by CY2100 (compared to around 2°C for the Group’s planning range in FY2025), reflecting an updated assessment of the Group’s outlook on global decarbonisation pathways.

The Group reflects the planning range and associated price outlooks in the internal valuations used as the basis for the Group’s impairment assessments.

The discount rate used in the internal valuations underpinning impairment assessments reflects a real post-tax weighted average cost of capital (WACC), including country and state risk premia where appropriate and ranges from 7.0 per cent to 10.0 per cent across the Group (FY2025: 7.0 per cent to 9.5 per cent). Cash flow forecasts used as the basis for impairment testing consider asset specific risks, including climate-related physical risks and therefore the Group does not apply a separate climate-related risk adjustment in the Group’s WACC.

Investment decisions and asset valuations used for the purposes of impairment testing also consider carbon price assumptions in relevant regions by applying a carbon price to estimated unmitigated Scopes 1 and 2 GHG emissions over the life of the respective operation. In determining the Group’s strategy and carbon price forecast, factors including a country’s current and announced climate policies, targets and societal factors, such as public acceptance and demographics, are considered.

The Group's base case projections estimate that carbon prices are likely to rise over time, ranging from US$0 to US$146 per tCO2e by FY2030 and US$0 to US$250 by FY2050.

Further detail on the Group’s significant judgements and estimates that inform the planning range and FY2026 impairment assessments, is included in note 13 ‘Impairment of non-current assets’.

Climate-related physical risks and asset carrying values

The Group’s operations are exposed to climate-related physical risks. These risks may arise from both the increasing severity and/or frequency of acute events (extreme climatic events, such as floods, cyclones and heatwaves) and chronic changes (such as prolonged drought, rising temperatures, and incremental increases in extreme heat days). The potential effects of these events may be both direct and indirect.

To seek to mitigate operational interruption risk from climate hazards, the Group considers climate-related physical risks as part of its capital projects decision making process, including, where relevant, the incorporation of weather conditions and climate projections in asset design. As adaptation measures are generally embedded within the broader capital project scopes, any current year expenditure would be reflected within the additions to Property, plant and equipment in note 11 ‘Property, plant and equipment’.

In addition, where relevant, the Group’s current best estimate of potential future operational interruptions is reflected in the internal valuations used as the basis for the Group’s impairment assessments. These estimates are informed by historical weather disruption patterns in addition to forward‑looking climate outlooks under different climate scenarios relevant to asset location and infrastructure.

Further detail on the Group’s significant judgements and estimates that inform the FY2026 impairment assessments is outlined in note 13 ‘Impairment of non-current assets’.

Assessing climate-related physical risk is inherently complex and subject to a high degree of uncertainty. The Group relies on external climate scenarios, which are periodically updated to reflect the latest scientific understanding of the impacts of climate change on weather patterns. Future updates to these scenarios may influence risk assessments and could result in material changes to financial results and the carrying values of assets and liabilities in future reporting periods. The timing and nature of any such changes are subject to significant uncertainty.

Acquisition and use of carbon credits

The Group’s carbon credits, and offsetting strategy is managed at the Group level. The Group currently acquires carbon credits primarily for regulatory purposes. The Group’s plan is to achieve its FY2030 operational GHG emissions (Scopes 1 and 2 emissions from the Group’s operated assets) target through structural abatement, but if there is an unanticipated shortfall in the pathway to achieve the target, there may be a need to surrender voluntary carbon credits to close the performance gap. The Group will not use regulatory carbon credits when determining whether it has achieved its FY2030 target. The Group may also sell carbon credits, depending on internal use requirements, or originate carbon credits through project development or direct investment.

Acquired carbon credits are recognised as an asset initially at cost and are subsequently subject to impairment and/or net realisable value assessments. Classification of the asset reflects the intended manner of use:

•
Inventory – where the intended use is uncertain or the carbon credit is available for trading purposes (either separately or ‘bundled’ with sale of a commodity) (FY2026: US$ nil, FY2025: US$ nil); or
•
Intangible asset – held for regulatory or voluntary surrender (FY2026: US$22 million, FY2025: US$19 million)

The Group has also recognised prepayments of US$49 million (FY2025: US$32 million) for the future delivery of carbon credits.

Useful economic lives of property, plant and equipment

The determination of useful lives of the Group’s PP&E requires judgement, including consideration of the Group’s climate change strategy, targets and goals, decarbonisation plans and the possible impact of transition risks and opportunities on demand for the Group’s commodities.

Useful lives are reviewed each reporting period, including to ensure they do not exceed the remaining expected operating life of the operation in which they are utilised. The remaining lives of the Group’s operations reflect the Group’s planning range and its underlying climate-related assumptions.

Diesel combustion remains the single largest source of operational GHG emissions and the Group’s preferred option to displace diesel is via electrification. As the pace of development of some decarbonisation technology has been slowed by Original Equipment Manufacturers, particularly relating to delays in the displacement of diesel used for materials movement, the deployment into the Group’s operations is not anticipated until post FY2030.

The Group’s operational plans continue to assume the progressive replacement of haul trucks, and other diesel-powered equipment only at the end of their useful lives in line with the Group’s regular fleet renewal programs. Renewal programs are expected to utilise technology available at the time of the scheduled replacement. As such, expected fleet decarbonisation did not impact the Group’s existing fleet assets in FY2026.

Expenditure on operational decarbonisation

The Group has a medium-term target to reduce its operational GHG emissions (Scopes 1 and 2 from the Group’s operated assets) by at least 30 per cent from the Group’s FY2020 baseline levels by FY2030 and a long-term goal to achieve net zero operational GHG emissions by CY2050. The FY2020 baseline for the medium-term target and the reference year for the long-term goal, and subsequent performance is adjusted for acquisitions, divestments and methodology changes.

Operational decarbonisation activities to date have largely focused on transitioning the Group’s electricity supply to renewable sources. A significant proportion of the Group’s renewable electricity is currently sourced through power purchase agreements and judgement is required in determining the appropriate accounting treatment of such arrangements. Depending on the specific terms and conditions, power purchase agreements may be recognised as an expense when incurred, a financial derivative or a lease liability, with an associated right of use asset.

The majority of operational decarbonisation expenditure is associated with diesel displacement technologies. In FY2026, the Group incurred US$65 million of incremental operational decarbonisation spend (reflecting capital expenditure, operating expenditure and lease payments). This amount reflects the incremental cost to facilitate the Group’s reduction in operational GHG emissions.

Estimated future cash flows for the Group’s assets include amounts associated with projects aimed at contributing to the achievement of the Group’s medium-term target and long-term goal. These cash flow estimates form the basis of the Group’s impairment assessments as outlined in further detail in note 13 ‘Impairment of non-current assets’.

All estimates require judgements and assumptions and are subject to risk and uncertainty that may be beyond the control of the Group; hence, there is a possibility that further changes in external circumstances and/or any change to the Group’s climate change strategy could materially alter the expected level of expenditure on operational decarbonisation and the associated Financial Statement significant judgements and key estimates.

Expenditure to support value chain decarbonisation

The Group continues to invest in reducing GHG emissions from its value chain, including through partnership with others to influence technology innovation and development to support GHG emissions reductions by steelmaking customers and in the maritime industry.

In FY2026, this included expenditure of approximately US$36 million to support collaborative partnerships, consortiums, research and development, trials, pilots and BHP Ventures investments.

Given the inherent uncertainty in future technology and policy advancements, it is not currently possible to reliably estimate or measure the full potential Financial Statement impacts of the Group’s pursuit of its Scope 3 goals and targets.

Timing, scope and expected cost of closure and rehabilitation activities

The extent, timing and cost of the Group’s future closure activities may be impacted by potential climate-related physical and transition impacts. In estimating the potential cost of closure activities, the Group considers factors such as long-term weather outlooks, for example forecast changes in rainfall patterns. Closure cost estimates also consider the impact of the Group’s climate change strategy on the costs and timing of performing closure activities and the impact of new technology where appropriately developed and tested. For example, closure cost estimates largely continue to reflect the use of existing fuel sources for the Group’s equipment while the Group continues to invest in the development of alternative fuel sources and fleet electrification.

The estimated cost of closure activities includes management’s current best estimate in relation to post-closure monitoring and maintenance, which may be required for significant periods beyond the completion of other closure activities and is therefore exposed to potential long-term climate-related impacts. While reflecting management’s current best estimate, the cost of post-closure monitoring and maintenance may change in future reporting periods as the understanding of, and potential long-term impacts from a changing climate continue to evolve.

Given the long-lived nature of the majority of the Group’s assets, many final closure activities are not expected to occur for a significant period of time. However:

•
The Group acknowledges the wide range of potential energy transition pathways for harder-to-abate industries (including steelmaking), the impact this may have on demand for steelmaking coal, and ultimately mine useful lives. For illustrative purposes only, a one-year change in the mine life of the Group’s steelmaking coal assets would, in isolation, change the closure and rehabilitation provisions for those assets by approximately US$44 million.
•
The Group continues to progress with its plans to cease mining at NSWEC by June 2030. As such, while the provision is subject to estimation and assumptions, the timing of closure is no longer considered materially susceptible to potential long-term climate-related transition risks.

Further, while the Group is evaluating the approach to the closure of NSWEC and potential expenditure relating to an equitable change and transition for its workforce, the Group continues to engage with its employees and the community to understand and develop the most appropriate transition plan. As the Group’s approach is currently under development with impacted parties, it is not yet supported by a detailed, formal plan or commitment and therefore no provision relating to equitable change and transition costs can be recognised as at 30 June 2026.

More detail on the key judgements and estimates impacting the Group’s closure and rehabilitation provisions is presented in note 15 ‘Closure and rehabilitation provisions’.